FAIR VALUE MEASUREMENTS	6 Months Ended
Jun. 30, 2018
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 6 - FAIR VALUE MEASUREMENTS

Fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, a three- level fair value hierarchy that prioritizes the inputs used to measure fair value was established.  There are three levels of inputs used to measure fair value.  Level 1 relates to quoted market prices for identical assets or liabilities.  Level 2 relates to observable inputs other than quoted prices included in Level 1.  Level 3 relates to unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company’s non-financial assets measured at fair value on a nonrecurring basis include the goodwill and other intangibles derived on February 1, 2017 as a result of the Stella Point acquisition as disclosed in Note 2 and more fully disclosed in detail in Note 6 of the Company’s Audited Financial Statements.

The Company’s cash is representative of fair value as these balances are comprised of deposits available on demand.  Accounts receivable, prepaid wires, accounts payable and wire transfers and money orders payable are representative of their fair values because of the short turnover of these items.

The Company’s financial instruments that are not measured at fair value on a recurring basis include its revolver and term loan. The estimated fair value of the term loan would approximate book value as the debt bears a market interest rate that adjusts periodically.  The estimated fair value of the revolver would approximate face value given the payment schedule and interest structure.